Exhibit 99.1

Darling International Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

September 28, 2013

(in thousands)

	Historical Darling International	Historical Rothsay	Rothsay Adjustments		Total Rothsay	Historical Vion Ingredients	Vion Ingredients Adjustments		Total Vion Ingredients	Total Rothsay and Vion Ingredients	Financing Adjustments		Darling International Pro forma
Assets
Current assets:
Cash and cash equivalents	8,369	—	(2,055	)(a)(i)	(2,055)	239,722	(20,690	)(a)(ii)	219,032	216,977	(18,504	)(a)(iii)	206,842
Accounts receivable, net of allowances for doubtful accounts	106,693	19,799	—		19,799	890,780	(282,621	)(b)	608,159	627,958	—		734,651
Inventories	71,280	9,093	2,400	(c)	11,493	309,620	—		309,620	321,113	—		392,393
Deferred income taxes	14,358	—	2,335	(d)(i)	2,335	2,264	14,989	(d)(ii)	17,253	19,588	17,284	(d)(i), (d)(ii) & (d)(iii)	51,230
Other current assets	23,631	275	—		275	—	—		—	275	—		23,906

Total current assets	224,331	29,167	2,680		31,847	1,442,386	(288,322)		1,154,064	1,185,911	(1,220)		1,409,022

Property, plant and equipment, net	522,262	86,727	42,481	(e)	129,208	533,733	213,947	(e)	747,680	876,888	—		1,399,150
Intangible assets	364,415	—	231,428	(e)	231,428	157,693	447,420	(e)	605,113	836,541	—		1,200,956
Goodwill	446,742	—	281,438	(e)	281,438	—	779,598	(e)	779,598	1,061,036	—		1,507,778
Investment in unconsolidated subsidiary	116,250	—	—		—	—	—		—	—	—		116,250
Deferred loan costs	21,992	—	—		—	—	—		—	—	36,703		58,695	(f)
Other assets	17,643	—	—		—	39,709	(16,257	)(b)	23,452	23,452	—		41,095

Total other assets	1,489,304	86,727	555,347		642,074	731,135	1,424,708		2,155,843	2,797,917	36,703		4,323,924

Total	1,713,635	115,894	558,027		673,921	2,173,521	1,136,386		3,309,907	3,983,828	35,483		5,732,946

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	48,554	19,311	—		19,311	—	—		—	19,311	—		67,865
Accrued expenses	99,595	3,279	2,632	(g)	5,911	—	—		—	5,911	—		105,506
Other current liabilities		—	—		—	508,512	—		508,512	508,512	—		508,512
Current portion of long-term debt	86	—	—		—	—	—		—	—	—		86

Total current liabilities	148,235	22,590	2,632		25,222	508,512	—		508,512	533,734	—		681,969

Other liabilities:
Long-term debt	250,076	—	—		—	—	—		—	—	2,089,052	(h)	2,339,128
Deferred income taxes	105,931	—	15,621	(d)(i)	15,621	25,554	228,284	(d)(ii)	253,838	269,459	—		375,390
Other noncurrent liabilities	51,086	9,853	2,683	(i)	12,536	278,228	14,058	(d)(ii)	292,286	304,822	—		355,908

Total liabilities	555,328	32,443	20,936		53,379	812,294	242,342		1,054,636	1,108,015	2,089,052		3,752,395

Commitments and contingencies
Stockholders’ equity:
Common stock	1,192	—	—		—	—	—		—	—	400	(a)(iv) & (h)	1,592
Paid in capital and other equity	599,158	83,451	(83,451	)(j)(i)	—	—	20,730	(j)(ii)	20,730	20,730	820,600	(a)(v) & (h)	1,440,488
Non-controlling interest	—	—	—		—	39,381			39,381	39,381	—		39,381
Other comprehensive income/(loss)	(27,293)	—	—		—	—	—		—	—			(27,293)
Retained earnings/Net assets	585,250	—	620,542	(k)	620,542	1,321,846	873,314	(k)	2,195,160	2,815,702	(2,874,569	)(k)	526,383

Total stockholders’ equity	1,158,307	83,451	537,091		620,542	1,361,227	894,044		2,255,271	2,875,813	(2,053,569)		1,980,551

Total	1,713,635	115,894	558,027		673,921	2,173,521	1,136,386		3,309,907	3,983,828	35,483		5,732,946

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet:

a)(i)	Represents use of cash in connection with the Rothsay Acquisition.

(ii)	Represents use of cash in connection with the VION Acquisition. The cash and cash equivalents after giving effect to the Transactions will change to reflect the actual price per share and the number of shares sold and our revolving borrowings in connection with the closing of the VION Acquisition.

(iii)	Represents use of cash in connection with financing of the Transactions.

(iv)	Represents the adjustment for the par value of $0.01 per share to give effect to the issuance of 40 million shares in the Common Stock Offering.

(v)	Represents the adjustment to paid-in-capital and other equity to give effect to the issuance of 40 million shares in the Common Stock Offering.

b)	Represents the adjustment to accounts receivable to eliminate an intercompany receivable between VION Food and VION Ingredients.

c)	Represents the purchase accounting adjustment related to assigning an estimated fair value to the acquired inventory of the Rothsay business as of September 28, 2013, the assumed date of closing, of $2.4 million.

d)(i)	Darling recognizes deferred income taxes for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The net deferred tax liability primarily relates from book and tax basis differences of Rothsay’s identified intangible assets, which for Canadian tax purposes, 25% of the tax basis is deemed to be non-amortizable, computing using the applicable statutory tax rate. For purposes of this presentation, management has determined that an APB 23 assertion cannot be made.

(ii)	Darling recognizes deferred income taxes for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities and tax contingencies are based upon the applicable statutory income tax rate. The net deferred tax liability primarily relates from book and tax basis differences of VION Ingredient’s identified intangible assets and property, plant and equipment. Darling has not accrued any U.S. deferred tax liability on foreign earnings as the Company considers any cash to be permanently reinvested overseas.

(iii)	Represents the tax consequences associated with the redemption of existing senior debt and the write-off of debt issuance cost associated with existing senior debt.

e)	Represents the adjustments to Rothsay’s and VION Ingredients’ carrying amount of the asset to its estimated fair value as of September 28, 2013, with respect to Rothsay and as of September 30, 2013, with respect to VION Ingredients, as part of the allocation of purchase price.

f)	Represents the net adjustment related to deferred financing fees. The new deferred financing fees total $58.7 million. The fees will be amortized over the lives of the various loans.

Deferred Loan Cost:
Revolver – existing prior to acquisitions	$5,370
Revolver	5,738
Term Loan A	11,627
Term Loan B	24,000
Senior Notes	7,500
Fees (legal, etc.)	4,459
Total Deferred Loan Costs	$58,694

g)	Represents a severance accrual for a former executive of Rothsay and accrued expenses associated with the financing of the Rothsay Acquisition.

h)	Represents the net adjustment to record Darling’s $641.3 million of debt used to finance the consideration paid in cash to MFI of approximately $625.4 million, recover the debt issuance costs of $11.6 million included in Darling’s historical financial statements and certain fees incurred in connection with the Acquisitions of $4.4 million. In addition, represents the adjustment to record Darling’s $1,700 million of debt and its $821 million equity issue (assuming 40 million shares to be issued at a purchase price of $21.27 per share), after deducting estimated underwriting discounts and commissions, used to finance the purchase price paid to VION Holding N.V. of approximately $2,225 million, redemption of unsecured debt of approximately $250 million and $27.4 million of debt repayment premiums and debt issuance cost of $41.2 million. The redemption of the $250 million in unsecured debt is required as a result of the Transactions. Assuming the number of shares offered in the Common Stock Offering remains the same, a $1.00 increase/(decrease) in the public offering price of the shares of common stock in the Common Stock Offering would increase/(decrease) the estimated net proceeds received by us from the Common Stock Offering by approximately $38.6 million (or approximately $44.4 million if the underwriters’ exercise their option to purchase additional shares of our common stock in full), after deducting estimated underwriting discounts and commissions. To the extent the public offering price differs from the assumed sale price of our common stock in the Common Stock Offering and we sell the same number of shares assumed herein, we will incur a correspondingly lesser or greater amount of debt as part of the Financing Transactions to reflect additional common stock proceeds from an increase in price or less common stock proceeds in the event of a lower price. This will also change our interest expense going forward.

i)	Represents the adjustment to record a certain pension liability assumed by Darling in the Rothsay Acquisition.

j)	(i) Represents the elimination of Rothsay’s net asset position, which, for purposes of the unaudited pro forma condensed combined balance sheet, has been reflected in additional paid-in capital and other equity and eliminated as part of the Rothsay acquisition.

(ii) For the VION Ingredients Acquisition, represents $20.7 million of integration program incentive compensation expected to be incurred as a result of the VION Acquisition. The restricted stock will vest over four years.

k)	For the Rothsay Acquisition, represents the net impact to retained earnings, as a result of the pro forma adjustment for the pension liability of $1.6 million and $3.2 million of certain direct transaction costs, which have not yet been incurred as of September 28, 2013, but are expected to be incurred after such date. Such amounts have been recorded net of taxes to the extent that the adjustment gives rise to a tax deduction. For the VION Acquisition, represents the net impact to retained earnings, as a result of the pro forma adjustments for debt repayment premiums of $16.8 million, integration expenses of $13.7 million, certain direct transaction cost of $12.7 million, the write-off of the commitment fee of $8.0 million associated with the unused Bridge facility and the write-off of existing debt issuance costs of $2.7 million, which have not been incurred as of September 28, 2013, but are expected to be incurred after such date. Such amounts have been recorded net of taxes to the extent that the adjustment gives rise to a tax deduction. Additionally, other adjustments to retained earnings related to the financing of each transaction are shown in the financing adjustments column and as such for presentation purposes are recorded in retained earnings for both Rothsay Adjustments and VION Adjustments presentations.

Darling International Inc.

Unaudited Pro Forma Condensed Combined Income Statement

Year Ended December 29, 2012

(in thousands, except per share data)

	Historical Darling International	Historical Rothsay	Rothsay Adjustments		Total Rothsay	Historical Vion Ingredients	Vion Ingredients Adjustments		Total Vion Ingredients	Total Rothsay and Vion Ingredients	Financing Adjustments		Darling International Pro Forma
Net revenues	1,701,429	227,411	—		227,411	2,087,897	—		2,087,897	2,315,308	—		4,016,737
Direct costs and operating expenses:
Cost of sales and operating expenses	1,232,604	131,806	—		131,806	1,685,403	—		1,685,403	1,817,209	—		3,049,813
Selling, general and administrative expenses	151,713	8,830	2,326	(a)	11,156	151,091	—		151,091	162,247	—		313,960
Acquisitions costs	—	—	—		—	—	—		—	—	—		—
Depreciation and amortization	85,371	13,791	22,898	(i)	36,689	84,149	37,176	(e)	121,325	158,014	—		243,385

Total direct costs and operating expenses	1,469,688	154,427	25,224		179,651	1,920,643	37,176		1,957,819	2,137,470	—		3,607,158
Operating Income	231,741	72,984	(25,224)		47,760	167,254	(37,176)		130,078	177,838	—		409,579
Interest Expense	(24,054)	—	—		—	(26,867)	14,081	(l)	(12,786)	(12,786)	(88,162	)(b) & (g)	(125,002)
Other, net	1,760	—	—		—	13,617	(5,849	)(k)	7,768	7,768	—		9,528

Total other expense	(22,294)	—	—		—	(13,250)	8,232		(5,018)	(5,018)	(88,162)		(115,473)
Equity in net income/(loss) of unconsolidated subsidiary	(2,662)	—	—		—	—	—		—	—	—		(2,662)

Income from continuing operations before income taxes	206,785	72,984	(25,224)		47,760	154,004	(28,943)		125,061	172,821	(88,162)		291,444
Income taxes	76,015	—	16,716	(j)	16,716	45,924	(8,469	)(c) & (d)	37,455	54,171	(30,916	)(c) & (d)	99,270
Non-controlling interest	—	—	—		—	(9,282)	—		(9,282)	(9,282)	—		(9,282)

Net income	130,770	72,984	(41,940)		31,044	98,798	(20,474)		78,324	109,368	(57,246)		182,892

Net income per share:
Basic	$1.11												$1.16
Diluted	$1.11												$1.16
Weighted average number of shares:
Basic	117,592										40,250		158,656
Diluted	118,089										40,250		159,048

Darling International Inc.

Unaudited Pro Forma Condensed Combined Income Statement

Nine Months Ended September 29, 2012

(in thousands, except per share data)

	Historical Darling International	Historical Rothsay	Rothsay Adjustments		Total Rothsay	Historical Vion Ingredients	Vion Ingredients Adjustments		Total Vion Ingredients	Total Rothsay and Vion Ingredients	Financing Adjustments		Darling International Pro Forma
Net revenues	1,276,514	172,064	—		172,064	1,522,576	—		1,522,576	1,694,640	—		2,971,154
Direct costs and operating expenses:
Cost of sales and operating expenses	918,516	97,504	—		97,504	1,226,154	—		1,226,154	1,323,658	—		2,242,174
Selling, general and administrative expenses	112,786	6,321	1,735	(a)	8,056	113,151	—		113,151	121,207	—		233,993
Acquisitions costs	—	—	—		—	—	—		—	—	—		—
Depreciation and amortization	62,958	10,277	17,173	(i)	27,450	57,505	29,981	(e)	87,486	114,936	—		177,894

Total direct costs and operating expenses	1,094,260	114,102	18,908		133,010	1,396,810	29,981		1,426,791	1,559,801	—		2,654,061
Operating Income	182,254	57,962	(18,908)		39,054	125,766	(29,981)		95,785	134,839	—		317,093
Interest Expense	(18,546)	—	—		—	(18,819)	10,545	(l)	(8,274)	(8,274)	(66,317	)(b) & (g)	(93,137)
Other, net	(106)	—	—		—	7,711	(4,380	)(k)	3,331	3,331	—		3,225

Total other expense	(18,652)	—	—		—	(11,108)	6,165		(4,943)	(4,943)	(66,317)		(89,912)
Equity in net income/(loss) of unconsolidated subsidiary	(1,725)	—	—		—	—	—		—	—	—		(1,725)

Income from continuing operations before income taxes	161,877	57,962	(18,908)		39,054	114,658	(23,816)		90,842	129,896	(66,317)		225,456
Income taxes	59,909	—	13,669	(j)	13,669	31,309	(6,969	)(c) & (d)	24,340	38,009	(23,256	)(c) & (d)	74,662
Non-controlling interest	—	—	—		—	(8,510)	—		(8,510)	(8,510)	—		(8,510)

Net income	101,968	57,962	(32,577)		25,385	74,839	(16,847)		57,992	83,377	(43,061)		142,284

Net income per share:
Basic	$0.87												$0.90
Diluted	$0.86												$0.90
Weighted average number of shares:
Basic	117,531										40,250		158,656
Diluted	118,049										40,250		159,048

Darling International Inc.

Unaudited Pro Forma Condensed Combined Income Statement

Nine Months Ended September 28, 2013

(in thousands, except per share data)

	Historical Darling International	Historical Rothsay	Rothsay Adjustments		Total Rothsay	Historical Vion Ingredients	Vion Ingredients Adjustments		Total Vion Ingredients	Total Rothsay and Vion Ingredients	Financing Adjustments		Darling International Pro Forma
Net revenues	1,294,801	180,567	—		180,567	1,619,641	—		1,619,641	1,800,208	—		3,095,009
Direct costs and operating expenses:
Cost of sales and operating expenses	942,697	109,151	—		109,151	1,304,838	—		1,304,838	1,413,989	—		2,356,686
Selling, general and administrative expenses	124,843	4,941	1,708	(a)	6,649	117,956	—		117,956	124,605	—		249,448
Acquisitions costs	9,157	—	(3,870	)(h)	(3,870)	—	(4,310	)(f)	(4,310)	(8,180)	—		977
Depreciation and amortization	67,074	9,860	17,173	(i)	27,033	55,313	29,722	(e)	85,035	112,068	—		179,142

Total direct costs and operating expenses	1,143,771	123,952	15,011		138,963	1,478,107	25,412		1,503,519	1,642,482	—		2,786,253
Operating Income	151,030	56,615	(15,011)		41,604	141,534	(25,412)		116,122	157,726	—		308,756
Interest Expense	(16,607)	—	—		—	(21,757)	9,819	(l)	(11,938)	(11,938)	(64,596	)(b) & (g)	(93,141)
Other, net	(2,619)	—	—		—	4,197	(21	)(k)	4,176	4,176	—		1,557

Total other expense	(19,226)	—	—		—	(17,560)	9,798		(7,762)	(7,762)	(64,596)		(91,584)
Equity in net income/(loss) of unconsolidated subsidiary	8,796	—	—		—	—	—		—	—	—		8,796

Income from continuing operations before income taxes	140,600	56,615	(15,011)		41,604	123,974	(15,614)		108,360	149,964	(64,596)		225,968
Income taxes	54,126	—	14,561	(j)	14,561	32,996	(4,170	)(c) & (d)	28,826	43,387	(22,645	)(c) & (d)	74,868
Non-controlling interest	—	—	—		—	(9,464)	—		(9,464)	(9,464)	—		(9,464)

Net income	86,474	56,615	(29,572)		27,043	81,514	(11,444)		70,070	97,113	(41,951)		141,636

Net income per share:
Basic	$0.73												$0.89
Diluted	$0.73												$0.89
Weighted average number of shares:
Basic	118,156										40,500		158,656
Diluted	118,548										40,500		159,048

Darling International Inc.

Unaudited Pro Forma Condensed Combined Income Statement

Twelve Months Ended September 28, 2013

(in thousands, except per share data)

	Historical Darling International	Historical Rothsay	Rothsay Adjustments		Total Rothsay	Historical Vion Ingredients	Vion Ingredients Adjustments		Total Vion Ingredients	Total Rothsay and Vion Ingredients	Financing Adjustments		Darling International Pro Forma
Net revenues	1,719,716	235,914	—		235,914	2,184,962	—		2,184,962	2,420,876	—		4,140,592
Direct costs and operating expenses:
Cost of sales and operating expenses	1,256,785	143,453	—		143,453	1,764,087	—		1,764,087	1,907,540	—		3,164,325
Selling, general and administrative expenses	163,770	7,450	2,299	(a)	9,749	155,896	—		155,896	165,645	—		329,415
Acquisitions costs	9,157	—	(3,870	)(h)	(3,870)	—	(4,310	)(f)	(4,310)	(8,180)	—		977
Depreciation and amortization	89,487	13,374	22,898	(i)	36,272	81,957	36,916	(e)	118,873	155,145	—		244,632

Total direct costs and operating expenses	1,519,199	164,277	21,327		185,604	2,001,940	32,606		2,034,546	2,220,150	—		3,739,349
Operating Income	200,517	71,637	(21,327)		50,310	183,022	(32,606)		150,416	200,726	—		401,243
Interest Expense	(22,115)	—	—		—	(29,805)	13,355	(l)	(16,450)	(16,450)	(86,441	)(b) & (g)	(125,006)
Other, net	(753)	—	—		—	10,103	(1,490	)(k)	8,613	8,613	—		7,860

Total other expense	(22,868)	—	—		—	(19,702)	11,865		(7,837)	(7,837)	(86,441)		(117,146)
Equity in net income/(loss) of unconsolidated subsidiary	7,859	—	—		—	—	—		—	—	—		7,859

Income from continuing operations before income taxes	185,508	71,637	(21,327)		50,310	163,320	(20,741)		142,579	192,889	(86,441)		291,956
Income taxes	70,232	—	17,609	(j)	17,609	47,611	(5,670	)(c) & (d)	41,941	59,549	(30,305	)(c) & (d)	99,476
Non-controlling interest	—	—	—		—	(10,236)	—		(10,236)	(10,236)	—		(10,236)

Net income	115,276	71,637	(38,936)		32,702	105,473	(15,071)		90,402	123,104	(56,136)		182,244

Net income per share:
Basic	$0.98												$1.15
Diluted	$0.97												$1.15
Weighted average number of shares:
Basic	117,592										40,250		158,656
Diluted	118,089										40,250		159,048

Notes to Unaudited Pro Forma Condensed Combined Income Statement:

Material non-recurring charges or credits and related tax effects, primarily related to pension, severance, and certain transaction and financing costs, which result directly from the Transactions and which will be included in the income of Darling within the 12 months succeeding the Transactions are not considered in the pro forma income statements.

(a)	Represents the adjustment to selling, general and administrative costs for additional pension expense expected to be incurred under the new pension plans and information technology costs under a transitional services agreement executed between Darling and MFI of $2.3 million, $2.3 million, $1.7 million and $1.7 million for the year ended December 29, 2012, the last twelve months ended September 28, 2013 and for the nine months ended September 28, 2013 and September 29, 2012, respectively.

(b)	Represents the adjustment to interest expense for the additional debt that was incurred under the Senior Secured Facilities and Senior Notes to finance the purchase price of the Acquisitions. See footnote (q) for interest expense by debt facility. To finance the Rothsay Acquisition, on September 27, 2013, Darling modified and extended its existing $415 million senior secured facility to a new $1.35 billion senior secured facility. The adjustment reflects that Darling borrowed $295.8 million against the $1.0 billion revolving loan facility to partially fund the Rothsay Acquisition. Darling also borrowed $345.5 million against the new term loan facility to complete the funding of the Rothsay Acquisition. In addition, the adjustment to interest expense for the additional debt that was incurred under the Senior Secured Facilities and Senior Notes to finance the VION Acquisition. The adjustment reflects that, for the VION Acquisition, Darling will borrow $1.2 billion under the $1.2 billion term loan B facility, and issue $500.0 million of notes offered hereby. The interest rate applicable to any borrowing under the Senior Secured Facilities is variable based upon Darling’s consolidated total leverage ratio and ranges from London Inter-Bank Offer Rate (“LIBOR”)/Canadian Dealer Offered Rate (“CDOR”) plus 1.5% to 2.75% per annum with no floor on LIBOR or CDOR. For purposes of the pro forma condensed combined financials, we used LIBOR/CDOR, as applicable, plus 2.75% per annum. In addition, there is a 0.5% commitment fee on the unused portion of the revolving loan facility, which was also included in the pro forma condensed combined financial statements. The interest rate applicable to the notes offered hereby is fixed at 6.25% per annum. The interest rate applicable to any borrowings under the term loan B facility in U.S. dollars is variable based upon ranges from LIBOR plus 3%. The interest rate applicable to any borrowings under the term loan B facility in euros is variable based upon ranges from LIBOR plus 3.25%. Thus, the weighted average interest rate on the new debt is 3.76%, including the commitment fee. The adjustment also includes amortization of the deferred financing fees. The new deferred financing fees total $52.7 million. The weighted average interest rate on the new debt including the commitment fee is 3.98%. A 0.125% change in the weighted average interest rate would result in an adjustment to interest expense and pre-tax income of $2.9 million.

(c)	Represents the adjustment to income tax expense that would have been incurred had the Transactions occurred on January 1, 2012, based upon the applicable statutory income tax rate.

(d)	Darling has not accrued any U.S. deferred tax liability on VION ingredients foreign earnings as it considers any earnings to be permanently reinvested overseas.

(e)

Represents the additional depreciation and amortization expense that Darling anticipates incurring as a result of the adjustment to the carrying value of the VION Ingredients assets to fair value. Darling expects to depreciate the fair value of the purchased property, plant and equipment, including the transportation assets over their estimated useful lives of 3 to 25 years. Darling expects to amortize the fair value of the definite lived intangibles of $453.8 million acquired in the VION Acquisition on a straight line basis over their estimated useful lives of between 9 and 16 years. Upon finalization of the asset valuations, specific useful lives will be assigned to the acquired assets, and depreciation and amortization will be adjusted accordingly and such adjustments may be material. Darling expects to have $151.3 million of identifiable intangibles with indefinite lives associated with the VION Acquisition.

(f)	Represents the VION Acquisition related costs that have not been included in the unaudited pro forma statements because they are non-recurring.

(g)	The table below details the components of interest expense per Darling’s pro forma adjustments:

Rothsay and VION Ingredients Interest Expense

	Year Ended December 29, 2012	Last Twelve Months Ended September 28, 2013	Nine Months Ended September 28, 2013	Nine Months Ended September 29, 2012
Term loan A (CAD $)	$5,970	$5,586	$4,121	$4,476
Term loan A ($)	5,926	5,628	4,187	4,485
Term loan B (€)	22,768	22,513	16,859	17,114
Term loan B ($)	22,409	21,726	16,209	16,892
Revolving facility (CAD $)	1,990	1,972	1,465	1,511
Revolving facility ($)	7,652	7,569	5,669	5,754
Notes offered hereby	31,597	31,597	23,698	23,698
Letters of credit	203	203	152	152
Redemption of $250 million of existing notes	(21,486)	(21,486)	(16,115)	(16,115)
Commitment fees	2,495	2,495	1,872	1,871
Deferred loan cost amortization	8,638	8,638	6,479	6,479
Total pro forma adjustment to interest expense	$88,162	$86,441	$64,596	$66,317

(h)	Represents the Rothsay Acquisition related costs incurred by Darling through September 29, 2013. These costs have not been included in the unaudited pro forma condensed combined income statements because they are non-recurring.

(i)	Represents the additional depreciation and amortization expense that Darling anticipates incurring as a result of the adjustment to the carrying value of the Rothsay assets to fair value. Darling expects to depreciate the fair value of the purchased property, plant and equipment, including the transportation assets, over their estimated useful lives of 3 to 20 years. Darling expects to amortize the fair value of the identified intangibles of $231.4 million acquired in the Rothsay Acquisition on a straight line basis over their estimated useful lives of between 4 and 16 years. Upon finalization of the asset valuations, specific useful lives will be assigned to the acquired assets, and depreciation and amortization will be adjusted accordingly. Darling does not expect to have any identifiable intangibles with indefinite lives associated with the Rothsay Acquisition. See footnote (e) above.

(j)	Represents the adjustment to income tax expense that would have been incurred had the Rothsay Acquisition occurred on January 1, 2012, based upon the applicable statutory federal tax rate of 35%.

(k)	Elimination of intercompany interest income between VION Food and VION Ingredients.

(l)	Elimination of intercompany interest expense between VION Foods and VION Ingredients.